                           SCHEDULE 14A INFORMATION

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            KANKAKEE BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         [KANKAKEE BANCORP, INC. LOGO]

                  310 South Schuyler Avenue
                  P.O. Box 3                   (815) 937-4440
                  Kankakee, IL 60901-0003  Fax (815) 937-3674



                                                                  March 17, 2000

Dear Fellow Stockholder:

     On behalf of the board of directors and management of Kankakee Bancorp, Inc., we cordially invite you to attend the eighth annual meeting of stockholders of Kankakee Bancorp. The meeting will be held at 10:00 a.m., on Friday, April 21, 2000, at Sully's-Sullivan's Warehouse, a restaurant located at 555 South West Avenue, Kankakee, Illinois 60901.

     The three individuals whom your board of directors has nominated to serve as directors are each incumbent directors. In addition to the election of the three directors, stockholders are being asked to ratify the appointment of McGladrey & Pullen, LLP, as auditors for Kankakee Bancorp. Accordingly, your board of directors unanimously recommends that you vote your shares for each of the director nominees and in favor of the ratification of our accountants.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

     A copy of our annual report to stockholders for the year 1999 is also enclosed. Thank you for your attention to this important matter.

                                Very truly yours,

                                /s/ William Cheffer
                                ------------------------------------
                                    William Cheffer
                                    Chairman of the Board, President
                                    and Chief Executive Officer

                         [KANKAKEE BANCORP, INC. LOGO]

                  310 South Schuyler Avenue
                  P.O. Box 3                   (815) 937-4440
                  Kankakee, IL 60901-0003  Fax (815) 937-3674


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 21, 2000

     Notice is hereby given that the annual meeting of stockholders of Kankakee Bancorp, Inc. will be held at 10:00 a.m., Kankakee, Illinois time, on Friday, April 21, 2000 at Sully's-Sullivan's Warehouse, a restaurant located at 555 South West Avenue, Kankakee, Illinois 60901. The annual meeting is for the purpose of considering and acting upon:

     1.  The election of three directors of Kankakee Bancorp;

     2. The ratification of the appointment of McGladrey & Pullen, LLP, as auditors of Kankakee Bancorp for the fiscal year ending December 31, 2000; and

     3. To act upon such other business as may properly come before the annual meeting or any adjournments or postponements of the meeting.

     We are not aware of any other business to come before the annual meeting. Any action may be taken on any one of the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned or postponed. Stockholders of record at the close of business on March 1, 2000 are the stockholders entitled to vote at the annual meeting and any adjournments or postponements of the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit further solicitation of proxies by Kankakee Bancorp.

     You are requested to complete, sign and date the enclosed proxy, which is solicited on behalf of the board of directors, and to mail it promptly in the enclosed postpaid return envelope. The proxy will not be used if you attend and vote at the annual meeting in person.

                                 By Order of the Board of Directors

                                 /s/ Michael A. Stanfa
                                 ----------------------------------
                                     Michael A. Stanfa
                                     Secretary

Kankakee, Illinois
March 17, 2000

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                PROXY STATEMENT

                         [KANKAKEE BANCORP, INC. LOGO]


                  310 South Schuyler Avenue
                  P.O. Box 3                   (815) 937-4440
                  Kankakee, IL 60901-0003  Fax (815) 937-3674



                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 21, 2000



                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of Kankakee Bancorp, Inc. to be used at our annual meeting of stockholders and at all adjournments or postponements of the meeting. The meeting will be held at Sully's-Sullivan's Warehouse, a restaurant located at 555 South West Avenue, Kankakee, Illinois, on Friday, April 21, 2000 at 10:00 a.m. The accompanying notice of meeting, proxy card and this proxy statement are first being mailed to stockholders on or about March 17, 2000. Certain of the information provided in this proxy statement relates to Kankakee Federal Savings Bank, our wholly owned subsidiary.

     At the annual meeting, our stockholders are being asked to consider and vote upon the election of three directors and to ratify the appointment of McGladrey & Pullen, LLP, as the independent auditors for the fiscal year ending December 31, 2000. On March 1, 2000, we had 1,236,383 shares of common stock outstanding, par value $.01 per share. Only holders of record of the common stock at the close of business on March 1, 2000 will be entitled to vote at the annual meeting and at all adjournments or postponements of the meeting.

Voting Rights and Proxy Information

     All shares of common stock represented at the annual meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the meeting in accordance with each stockholder's instructions. If no instructions are indicated, properly executed proxies will be voted for the nominees for director and for the ratification of the appointment of McGladrey & Pullen, LLP. We do not know of any matters, other than as described in the notice of meeting, that are to come before the annual meeting. If any other matters are properly presented at the meeting for action, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. A stockholder may revoke his or her proxy by:

     . filing with our corporate secretary at or before the annual meeting a written notice of revocation bearing a later date than the proxy;

     . duly executing a subsequent proxy relating to the same shares and delivering it to our corporate secretary at or before the annual meeting; or

     . attending the annual meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy).

Any written notice revoking a proxy should be delivered to Michael A. Stanfa, Secretary, Kankakee Bancorp, Inc., 310 S. Schuyler Avenue, P.O. Box 3, Kankakee, Illinois 60901.

Voting Required for Approval of Proposals

     A majority of the shares of the common stock present in person or represented by proxy and entitled to vote at the annual meeting will constitute a quorum for purposes of the meeting. In all matters other than the election of directors, the affirmative vote of a majority of the votes cast in person or by proxy with a quorum present shall constitute stockholder approval. Directors are elected by a plurality of the votes cast in person or by proxy with a quorum present. Abstentions and broker "non-votes" will be considered in determining the presence of a quorum but will not affect the vote required for approval of the proposals or the election of directors. Stockholders of record as of the close of business on March 1, 2000, will be entitled to one vote for each share then held.

Voting Securities and Principal Holders

     The following table sets forth information as of March 1, 2000, regarding share ownership of:

     . those persons or entities known by us to beneficially own more than five percent of our common stock;

     . each executive officer named in the summary compensation table which can be found later in this proxy statement; and

     .  all directors and officers as a group.

The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the footnotes to the table. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over the shares. Unless otherwise noted, the address of each five percent stockholder is 310 South Schuyler Avenue, Kankakee, Illinois 60901.

                                                             Shares Beneficially
Beneficial Owner                                                   Owned                                 Percent of Class
----------------                                                   -----                                 ----------------
First Securities America, Inc.(1).....................            165,000                                     13.35%
135 North Meramec
Clayton, Missouri 63141

Jeffrey L. Gendell(2).................................            117,400                                      9.50%
200 Park Avenue, Suite 3900
New York, New York 10166

Private Capital Management, Inc.(3)...................             98,700                                      7.98%
3003 Tamiami Trail N.
Naples, Florida 34103

Estate of James G. Schneider(4).......................             51,561                                      4.01%
2803 Richard Road
Bloomington, Illinois 61704

David B. Cox(5).......................................             21,159                                      1.70%
Vice President

                                                             Shares Beneficially
Beneficial Owner                                                   Owned                                 Percent of Class
----------------                                                   -----                                 ----------------

Ronald J. Walters(6)..................................             10,840                                      0.87%
Vice President and

Chief Financial Officer
Directors and executive officers......................            233,505                                     17.38%
of Kankakee Bancorp as a group (12 persons)(7)

_______________________
(1) This information is as reported to the Securities and Exchange Commission in a Form 3 dated June 18, 1996.

(2) This information is as reported to the Securities and Exchange Commission on a Schedule 13D/A dated April 14, 1998 and correspondence to us dated January 12, 2000. Mr. Gendell reported holding such shares individually and as the managing member of Tontine Management, LLC and Tontine Overseas Associates, LLC, and as the general partner of Tontine Financial Partners, L.P.

(3) This information is as reported to the Securities and Exchange Commission on a Schedule 13G dated February 16, 2000. Private Capital Management, Inc. has no power to vote the shares and has shared power to dispose of the shares.

(4) At the time of his death on February 15, 2000, Mr. Schneider served as chairman, president and chief executive officer of Kankakee Bancorp. The amount reported includes 49,875 shares subject to options granted under our stock option plan and which are presently exercisable, over which shares Mr. Schneider had no voting and sole investment power. Thomas M. Schneider, a director and James G. Schneider's son, is the executor of the estate.

(5) The amount reported includes 5,341 shares held in the 401(k) plan for the benefit of Mr. Cox, over which shares Mr. Cox has shared voting and sole investment power, and 5,400 shares subject to options granted under our stock option plan and which are exercisable, over which shares Mr. Cox has no voting and sole investment power. The amount reported also includes 4,506 shares allocated to Mr. Cox under our employee stock ownership plan, with respect to which shares Mr. Cox has sole voting and no investment power, and 1,012 shares held by Mr. Cox's spouse, with respect to which shares Mr. Cox shares voting and investment power.

(6) The amount reported includes 2,516 shares held in the 401(k) plan for the benefit of Mr. Walters, over which shares Mr. Walters has shared voting and sole investment power, and 4,500 shares subject to options granted under our stock option plan and which are exercisable, over which shares Mr. Walters has no voting and sole investment power. The amount reported also includes 3,632 shares allocated to Mr. Walters under our employee stock ownership plan, with respect to which shares Mr. Walters has sole voting and no investment power, and 192 shares held by Mr. Walters' spouse, with respect to which shares Mr. Walters shares voting and investment power.

(7) This amount includes shares held directly, including 107,460 shares subject to options granted under our stock option plan which are deemed to be exercisable, as well as shares allocated to participant accounts under our employee stock ownership plan, shares held in retirement accounts and shares held by certain members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors and officers may be deemed to have sole or shared voting and investment power.

                             ELECTION OF DIRECTORS

General

     Our board of directors currently consists of six members. The board is divided into three classes, each of which contains approximately one-third of the board. One class of directors is elected annually. Our directors are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

     The table below sets forth information, as of March 1, 2000, regarding the members of and nominees to our board of directors, including each director's term of office. The board of directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the board of directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the board of directors. At this time, we do not know of any reason why any nominee may refuse or be unable to serve. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which a nominee was selected. We recommend that stockholders vote FOR each of the nominees for director.

                                    NOMINEES



                                                                                                   Shares of
                                                                                                     Common
                                                                                        Term         Stock        Percent
                                              Position(s) Held           Director        to       Beneficially         of
Name                               Age       in Kankakee Bancorp         Since(1)       Expire      Owned(2)         Class
 ---                               ---       --------------------        ---------      ------    ------------       -----
Charles C. Huber(5)..........       76            Director                  1979         2003           22,170       1.78%
Thomas M. Schneider(6).......       38            Director                  1992         2003           64,312       4.97%
Wesley E. Walker(7)..........       64            Director                  1986         2003           13,198       1.06%

                                                      DIRECTORS CONTINUING IN OFFICE
Larry D. Huffman(8)..........       53            Director                  1992         2001           13,400       1.08%
William Cheffer(3)...........       69            Vice Chairman of          1988         2002           26,000       2.09%
                                                  the Board

Michael A. Stanfa(4).........       50            Executive Vice            1995         2002           13,325       1.07%
                                                  President and
                                                  Secretary

_______________________
(1) Includes service as a director of Kankakee Federal. Each of our directors has served as a director since our incorporation in August, 1992, except for Michael A. Stanfa, who became a director in 1995. As of March 1, 2000 the board consisted of six members as a result of the death of James G. Schneider, who served as a director and as chairman of the board until his death on February 15, 2000. It is anticipated that the board will appoint a replacement for Mr. Schneider's position, which term expires in 2001, at its regular meeting in March, 2000.

(2) Amounts reported include shares held directly, including shares subject to options granted under our stock option plan which are presently exercisable, as well as shares which are held in retirement accounts and shares held by members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or investment power. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over included shares. The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the following footnotes.

(3) The amount reported includes 5,800 shares subject to options granted under our stock option plan which are presently exercisable, with respect to which shares Mr. Cheffer has no voting and sole investment power, and 11,200 shares held by Mr. Cheffer's spouse, with respect to which shares Mr. Cheffer has no voting or investment power.

(4) The amount reported includes 2,758 shares held in the 401(k) plan for the benefit of Mr. Stanfa, over which shares Mr. Stanfa has shared voting and sole investment power, and 5,950 shares subject to options granted under our stock option plan which are presently exercisable, with respect to which Mr. Stanfa has no voting and sole investment power. The amount reported also includes 3,223 shares allocated to Mr. Stanfa under our employee stock ownership plan, with respect to which shares Mr. Stanfa has sole voting and no investment power.

(5) The amount reported includes 300 shares held by the estate of Mr. Huber's spouse, with respect to which shares Mr. Huber has no voting or investment power, and 8,925 shares subject to options granted under our stock option plan which are presently exercisable, with respect to which shares Mr. Huber has no voting and sole investment power.

(6) The amount reported includes 8,925 shares subject to options granted under our stock option plan which are presently exercisable, with respect to which shares Mr. Schneider has no voting and sole investment power, and 814 shares held jointly with his spouse, with respect to which Mr. Schneider shares voting and investment power. This amount also includes 1,686 shares owned directly by James Schneider at the time of his death, 49,875 shares beneficially owned by the Estate of James G. Schneider, of which Thomas M. Schneider is executor, 281 as trustee of the James G. Schneider Trust and 2,730 as co-trustee of the J&P Schneider Education Trust. James G. Schneider was the father of Thomas M. Schneider and both served on the board of directors until James G. Schneider's death on February 15, 2000

(7) The amount reported includes 5,460 shares subject to options granted under our stock option plan which are presently exercisable, with respect to which shares Mr. Walker has no voting and sole investment power, and 2,025 shares held jointly with his spouse, with respect to which Mr. Walker shares voting and investment power.

(8) The amount reported includes 4,925 shares subject to options granted under our stock option plan which are presently exercisable, with respect to which shares Mr. Huffman has no voting and sole investment power, and 8,475 shares held jointly with his spouse, with respect to which Mr. Huffman shares voting and investment power.

     No member of the board of directors is related to any other member of the board of directors. No member of the board of directors is a member of a group which includes any other member of the board of directors for purposes of the Savings and Loan Holding Company Act and the Securities Act of 1933, as amended.

     Section 16(a) of the Securities Exchange Act of 1934 requires that the directors, executive officers and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the shares of common stock are traded. These persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 1999, we are not aware that any of our directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during 1999.

     The business experience of each director and nominee is set forth below. All directors have held their present positions for at least five years unless otherwise indicated.

     William Cheffer. On February 23, 2000, Mr. Cheffer was elected chairman, president and chief executive officer of Kankakee Bancorp and chairman of Kankakee Federal. Prior to that time, he had served as vice chairman of Kankakee Bancorp and Kankakee Federal. In addition, until his retirement in July, 1993, Mr. Cheffer was president and chief executive officer of Kankakee Federal since June, 1990 and president and chief executive officer of Kankakee Bancorp since August, 1992. Mr. Cheffer also served as president and chief operating officer of Kankakee Federal from 1988 to 1990, and as senior vice president and secretary of Kankakee Federal from 1974 to 1988. Mr. Cheffer joined Kankakee Federal in 1952.

     Charles C. Huber. Mr. Huber is a past chairman of the Kankakee County Economic Development Council. From 1987 to 1989, Mr. Huber served as president of the Kankakee Area Chamber of Commerce. From 1973 to 1987, Mr. Huber was employed as a plant manager by Armstrong World Industries, a manufacturer of floor tile.

     Wesley E. Walker. Until his retirement in 1995, Mr. Walker had been executive director of the YMCA located in Kankakee since 1970. He was responsible for oversight of the YMCA's facility and 90 employees. In 1991, Mr. Walker received the National YMCA's "Award of Excellence" in recognition of his leadership abilities.

     Larry D. Huffman, Ph.D. On February 23, 2000, Dr. Huffman was elected vice chairman of both Kankakee Bancorp and Kankakee Federal. He has served as president of Kankakee Community College located in Kankakee, Illinois since 1987. As president and chief executive officer, Dr. Huffman is responsible for management of the fiscal and educational functions of the college.

     Thomas M. Schneider. Mr. Schneider is an attorney currently serving as assistant counsel for State Farm Mutual Automobile Insurance Company, Corporate Law Department, located in Bloomington, Illinois. Mr. Schneider has been employed by State Farm Mutual Automobile Insurance Company in various capacities since 1995.

     Michael A. Stanfa. Mr. Stanfa has served as executive vice president of Kankakee Bancorp since 1993 and has served as Secretary since its incorporation in 1992. In addition to his positions at Kankakee Bancorp, Mr. Stanfa is also senior vice president and secretary of Kankakee Federal and has served as the organization's in-house legal counsel since 1986.

Meetings and Committees of the Board of Directors

     Meetings of our board of directors are generally held on a monthly basis. The board of directors met thirteen times during 1999. During 1999 no incumbent director of Kankakee Bancorp attended fewer than 75% of the aggregate of the total number of board meetings and the total number of meetings held by the committees of the board of directors on which he served. Our directors who are also salaried officers are not paid for committee meetings attended.

     The board of directors of Kankakee Bancorp has standing executive, audit, long range planning, and stock option and compensation committees.

     The executive committee is comprised of Messrs. Cheffer, Huffman, Huber and Walker. The executive committee meets on an as needed basis and exercises the power of the board of directors between board meetings. This committee met two times during 1999.

     The audit committee recommends independent auditors to the board, reviews the results of the auditors' services, reviews with management and the internal auditor the systems of internal control and internal audit reports and assures that our books and records are kept in accordance with applicable accounting principles and standards. The members of the audit committee are Messrs. Huffman (chairman), Walker and Huber. The audit committee of Kankakee Federal has an identical membership to that of Kankakee Bancorp and addresses many of the same issues. Kankakee Bancorp's and Kankakee Federal's audit committees met jointly five times during 1999.

     The long range planning committee monitors economic trends, long-range economic forecasts and makes recommendations for Kankakee Bancorp's and Kankakee Federal's long-range business plans. The members of this committee are Messrs. Cheffer, Huber, Huffman, T. Schneider and Stanfa. During 1999 this committee met two times.

     The stock option and compensation committee is comprised of Messrs. Huber (chairman), Walker and Huffman. This committee is responsible for administering our stock option plan and reviews compensation and benefit matters. During 1999 this committee met two times.

     The entire board of directors acts as a nominating committee for selecting nominees for election as directors. While our board of directors will consider nominees recommended by stockholders, the board has not actively solicited such nominations. Pursuant to our bylaws, nominations by stockholders must be delivered in writing to the secretary at least 30 days before the date of the annual meeting and must otherwise comply with the provisions of the bylaws.

                             EXECUTIVE COMPENSATION

     Our executive officers do not receive any separate compensation for services performed in their capacities as officers of Kankakee Bancorp. However, for services performed for Kankakee Bancorp by certain officers, a percentage of the salary paid by Kankakee Federal for those officers is reimbursed by Kankakee Bancorp.

     The following table sets forth information regarding compensation paid or accrued to our chief executive officer and to each of our other most highly compensated executive officers of Kankakee Bancorp and Kankakee Federal whose aggregate salary and bonus exceeded $100,000 for 1999.

                                              SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------
                                                                             Long Term
                                     Annual                                Compensation
                                  Compensation                                Awards
-------------------------------------------------------------------------------------------------------------------
         (a)              (b)          (c)          (d)          (e)            (f)           (g)            (h)

                        Fiscal
                         Year                                               Restricted    Securities
                         Ended                              Other Annual       Stock      Underlying      All Other
      Name and         December                  Bonus ($)  Compensation    Awards ($)     Options/     Compensation
 Principal Position      31st     Salary($)(1)                   ($)                        SARs(#)          ($)
-------------------------------------------------------------------------------------------------------------------
James G. Schneider         1999       $106,692   $  ---     $  ---         $  ---         $  ---        $11,737(3)
Chairman, President        1998        109,731      ---        ---            ---            ---         12,581(4)
 and Chief Executive       1997        103,962      ---        ---            ---            ---         12,878(5)
 Officer of Kankakee
 Bancorp(2)
-------------------------------------------------------------------------------------------------------------------
David B. Cox               1999       $150,205   $  ---     $  ---         $  ---         $  ---        $16,504(3)
Vice President of          1998        147,115      ---        ---            ---            ---         16,868(4)
 Kankakee Bancorp          1997        144,818      ---        ---            ---            ---         19,306(5)
 and President and
 Chief Executive
 Officer of the
 Kankakee Federal
 Savings Bank
-------------------------------------------------------------------------------------------------------------------
Ronald J. Walters          1999       $108,849     $  ---   $  ---         $  ---         $  ---        $11,974(3)
Vice President and         1998        107,966        ---      ---            ---            ---         12,379(4)
 Chief Financial           1997        100,229        ---      ---            ---            ---         13,352(5)
 Officer of Kankakee
 Bancorp
-------------------------------------------------------------------------------------------------------------------

_______________________
(1)  Includes amounts deferred under the 401(k) plan.

(2) This information is required to be reported under the federal securities laws with respect to Mr. Schneider because he was the chief executive officer of Kankakee Bancorp in 1999.

(3) Represents contributions made under Kankakee Federal's retirement plan and the cost to Kankakee Bancorp of share allocations made under our employee stock ownership plan in 1999. The dollar amounts of these contributions and allocations were $7,468 and $4,269 for Mr. Schneider, $10,501 and $6,003 for Mr. Cox, and $7,619 and $4,355 for Mr. Walters, respectively.

(4) Represents contributions made under Kankakee Federal's retirement plan and the cost to Kankakee Bancorp of share allocations made under our employee stock ownership plan in 1998. The dollar amounts of these contributions and allocations were $7,681 and $4,900 for Mr. Schneider, $10,298 and $6,570 for Mr. Cox, and $7,558 and $4,821 for Mr. Walters, respectively.

(5) Represents contributions made under Kankakee Federal's retirement plan and the cost to Kankakee Bancorp of share allocations made under our employee stock ownership plan in 1997. The dollar amounts of these contributions and allocations were $7,277 and $5,601 for Mr. Schneider, $11,505 and $7,801 for Mr. Cox, and $7,952 and $5,400 for Mr. Walters, respectively.

     The following table sets forth certain information concerning the number and value of stock options at December 31, 1999 held by the named executive officers.

                              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                     OPTION/SAR VALUES
---------------------------------------------------------------------------------------------------------------------------

                                                         Number of
                                                         Securities
                                                         Underlying                                   Value of
                            Shares                       Unexercised                               Unexercised In-
                           Acquired                     Options/SARs at                               the-Money
                              on          Value             FY-End                                   Options/SARs
         Name              Exercise      Realized          (#)(d)                                  at FY-End ($)(e)
        (#)(a)              (#)(b)        ($)(c)         Exercisable      Unexercisable      Exercisable      Unexercisable
---------------------------------------------------------------------------------------------------------------------------
James G. Schneider(1)         ---      $  ---                 49,875            ---            $492,516         $    ---
---------------------------------------------------------------------------------------------------------------------------
David B. Cox                  ---      $  ---                  5,400            ---            $ 53,325         $    ---
---------------------------------------------------------------------------------------------------------------------------
Ronald J. Walters           1,450      $28,831                 4,500            ---            $ 44,438         $    ---
---------------------------------------------------------------------------------------------------------------------------

----------------

(1) This information is required to be reported under the federal securities laws with respect to Mr. Schneider because he was the chief executive officer of Kankakee Bancorp in 1999.

The Stock Option and Compensation Committee Report on Executive Compensation

     The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by us shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

     The stock option and compensation committee of the board of directors is composed of three outside directors who are not employees or former employees of Kankakee Bancorp, Kankakee Federal or its predecessors, and is responsible for recommendations to the board for compensation of executive officers of Kankakee Federal and Kankakee Bancorp. At this time no separate salary is paid to our executive officers. However, a portion of the officers' Kankakee Federal salary is allocated to Kankakee Bancorp expense for work performed by the officers. In determining compensation, the following factors are generally taken into consideration:

     . Kankakee Federal maintains a base salary administration and performance program. The purpose of the program is to provide equitable, competitive and performance-based salaries for all Kankakee Federal employees. The executive officers are reviewed on an annual basis by the president of Kankakee Federal, who makes compensation recommendations to the committee based upon salary level, performance and adjustments for items such as inflation. Information regarding industry comparisons and adjustments is provided by an independent consulting firm.

     . The performance of the executive officers in achieving the short and long term goals of Kankakee Bancorp. Our long range planning committee is responsible for establishing these short and long term goals.

     . Payment of compensation commensurate with the ability and expertise of the executive officers.

     . Attempt to structure compensation packages so that they are competitive with similar companies.

The stock option and compensation committee considers the foregoing factors, as well as others, in determining compensation. There is no assigned weight given to any of these factors. In addition to salary and other benefits granted, officers may also participate in an incentive program based upon achievement of certain target performance levels.

     The committee also considers various benefits which have already been awarded, including those pursuant to Kankakee Federal's incentive plan, our employee stock ownership plan and our stock option plan, together with other perquisites in determining compensation. The committee believes that the benefits provided through the stock based plans more closely tie the compensation of the officers to the interests of the stockholders and provide significant additional performance incentives for the officers which directly benefit the stockholders through an increase in the stock value.

     The 1999 compensation of Mr. James G. Schneider, the chief executive officer of Kankakee Bancorp during 1999, and Mr. David B. Cox, a vice president of Kankakee Bancorp and the president and chief executive officer of Kankakee Federal, was based upon the salary and performance program, their performance, substantial experience, expertise and length of service with the organization, the performance objectives and the goals of Kankakee Federal and the compensation of officers with similar duties and responsibilities at comparable organizations.

Members of the stock option and compensation committee are:

                           Charles C. Huber, Chairman
                                Wesley E. Walker
                                Larry D. Huffman

     The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by us shall not be deemed to include the following performance graph and related information unless such graph and related information are specifically stated to be incorporated by reference into such document.

Performance Graph

     The following graph shows a five year comparison of cumulative total returns on an investment of $100 in our common stock, the Standard & Poor's 500 Stock Index and the SNL American Stock Exchange Thrift Index. The graph was prepared by SNL Securities, Charlottesville, Virginia, at our request.

                    Comparison of Cumulative Total Returns*

                       [PERFORMANCE GRAPH APPEARS HERE]


*Assumes $100 invested on December 31, 1994, and that all dividends were reinvested.

                                           12/31/94       12/31/95       12/31/96       12/31/97       12/31/98       12/31/99
------------------------------------------------------------------------------------------------------------------------------
Kankakee Bancorp-IL                       $  100.00      $  120.61      $  161.30      $  250.21      $  173.32      $  135.54
------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's Stock 500 Index         $  100.00      $  137.58      $  169.03      $  225.44      $  289.79      $  350.78
------------------------------------------------------------------------------------------------------------------------------
SNL AMEX Thrift Index                     $  100.00      $  141.85      $  120.25      $  289.35      $  223.98      $  214.60
------------------------------------------------------------------------------------------------------------------------------


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Directors and officers of Kankakee Bancorp and Kankakee Federal, and their associates, were customers of and had transactions with Kankakee Bancorp and Kankakee Federal during 1999. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features, except as follows. Pursuant to a program offered to senior officers and certain employees of Kankakee Federal at the time, Ms. Carol S. Hoekstra, a senior vice president of Kankakee Federal, has a first mortgage loan at a rate which is one half percent lower than that offered to the general public at the date of loan origination. The outstanding balance on such loan at December 31, 1999 was approximately $88,000. As of 1990, this program was discontinued for senior officers.

     All loans by Kankakee Federal to its senior officers and directors are subject to Office of Thrift Supervision Regulations. A savings association is generally prohibited from making loans to its senior officers and directors at favorable rates or on terms not comparable to those prevailing to the general public. Kankakee Federal presently does not offer any preferential loans to its senior officers or directors.

     On May 1, 1998, Kankakee Federal refinanced three loans to the Grace Baptist Church in the aggregate amount of $500,317, including a new principal amount of $21,267. Kankakee Federal sold a participation interest in this loan to another financial institution in the amount of $171,039. Mr. Cox, the president and chief executive officer of Kankakee Federal, serves on the governing body of this church. This loan was made on terms no more favorable than those available to the general public. At December 31, 1999, the loan was performing and the balance of Kankakee Federal's interest in such loan was approximately $309,457.

                  RATIFICATION OF THE APPOINTMENT OF AUDITORS

     Stockholders will be asked to approve the appointment of McGladrey & Pullen, LLP, as our independent public accountants to conduct the audit for the year ending December 31, 2000. A proposal will be presented at the annual meeting to ratify the appointment of McGladrey & Pullen, LLP. If the appointment of McGladrey & Pullen, LLP, is not ratified, the matter of the appointment of independent public accountants will be considered by the board of directors. A representative of McGladrey & Pullen, LLP is expected to attend the annual meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires.

     We unanimously recommend that you vote FOR the ratification of the appointment of McGladrey & Pullen, LLP, as our auditors for the fiscal year ending December 31, 2000.

                             STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in our proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our executive offices, 310 S. Schuyler Avenue, P.O. Box 3, Kankakee, Illinois 60901-0003, no later than November 18, 2000.

                                 OTHER MATTERS

     We are not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     We will pay the cost of the solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to solicitation by mail, directors and officers of Kankakee Bancorp and regular employees of Kankakee Federal may solicit proxies personally, by fax or by telegraph or telephone, without additional compensation. We have retained Morrow & Company to assist, as necessary, in the solicitation of proxies, for a fee estimated to be approximately $3,500 plus reasonable out-of-pocket expenses.


                                By Order of the Board of Directors

                                /s/ Michael A. Stanfa
                                ----------------------------------
                                    Michael A. Stanfa
                                    Secretary

Kankakee, Illinois
March 17, 2000

                            KANKAKEE BANCORP, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY


                                             For All
                             For   Withheld   Except                                                         For   Against   Abstain
1. Election of Directors:    [_]      [_]       [_]     __________________    2. To ratify the selection of  [_]     [_]       [_]
   Charles C. Huber,                                    Nominee Exception        McGladrey & Pullen, LLP,
   Thomas M. Schneider                                                           as auditors for Kankakee
   and Wesley E. Walker                                                          Bancorp, Inc. for 2000.


The Board of Directors recommends a vote FOR all proposals.


                                                                             THIS PROXY WILL BE VOTED IN ACCORDANCE WITH
                                                                             SPECIFICATION MADE. IF NO CHOICES ARE
                                                                             INDICATED, THIS PROXY WILL BE VOTED FOR ALL
                                                                             PROPOSALS.

                                                                             NOTE: Please sign exactly as your name(s) appears.
                                                                             For joint accounts, each owner should sign.
                                                                             When signing as executor, administrator, attorney,
                                                                             trustee or guardian, etc., please give your full title.

                                                                             Dated: _________________________________________ , 2000
                                                                             _______________________________________________________
                                                                             _______________________________________________________
                                                                                                  Signature(s)

------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE


                      PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


PROXY                                                                      PROXY
                            KANKAKEE BANCORP, INC.

              Proxy Solicited on Behalf of The Board of Directors
            For The Annual Meeting of Stockholders--April 21, 2000

     The undersigned hereby appoints William Cheffer, Larry D. Huffman and Michael A. Stanfa, or any of them acting in the absence of the others, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of the stockholders of Kankakee Bancorp, Inc., to be held at Sully's-Sullivan's Warehouse, a restaurant located at 555 South West Avenue, Kankakee, Illinois 60901, on Friday, April 21, 2000, at 10:00 a.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the notice of annual meeting and proxy statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting:

[_]  Check here for address change.                [_]  Check here if you plan
                                                        to attend the meeting.
     New Address: _________________________
         __________________________________
         __________________________________


                 (Continued and to be signed on reverse side.)